Exhibit 99.4

GRIID Common Stock Listed on Cboe Canada after Completion of Business Combination with Adit EdTech Acquisition Corp.

•	GRIID Infrastructure Inc.’s common stock will begin trading on Cboe Canada under the ticker symbol “GRDI”

•	The business combination between GRIID and Adit EdTech Acquisition Corp. (“Adit EdTech”) represents a pro forma combined company enterprise value of approximately $625 million

CINCINNATI, Jan. 02, 2024 — GRIID Infrastructure Inc. (Cboe CA: GRDI; “GRIID”), an American bitcoin mining company that leverages a low-cost, low-carbon energy mix to manage and operate vertically integrated bitcoin mining facilities, today announced the listing of its common stock on Cboe Canada. As previously announced, the business combination was approved by Adit EdTech stockholders on November 30, 2023, during a special meeting of Adit EdTech stockholders, and the transaction closed on December 29, 2023. GRIID’s common stock will begin trading on Cboe Canada, formerly known as the NEO Exchange, at market open on January 2, 2024, under the ticker symbol “GRDI” for GRIID’s common stock, and GRIID is seeking to list its common stock and warrants on a U.S. exchange.

GRIID is a purpose-built bitcoin mining company, founded in 2018, that has operated mining facilities since 2019. GRIID has built long-term power relationships securing affordable, reliable, environmentally responsible power, enabling a vertically integrated self-mining business model with significant growth opportunity.

The combined company, which has been renamed GRIID Infrastructure Inc., will continue to be led by Founder, Chairman and CEO Trey Kelly. David Shrier, former CEO of Adit EdTech, has joined GRIID’s Board of Directors.

“Entering the public markets represents a significant milestone for GRIID, and we are excited to execute on the opportunities in front of us. We are focused on growing our capacity and increasing our hash rate,” said Trey Kelly, GRIID’s Founder, Chairman and CEO.

The business combination is intended to help GRIID to accelerate its core growth strategies and the expansion of its mining facilities throughout the United States. GRIID currently has four mining facilities in the United States in Watertown, New York and Limestone, Maynardville and Lenoir City, Tennessee.

Advisors

Covington & Burling LLP acted as legal advisor to Adit EdTech.

Troutman Pepper Hamilton Sanders LLP acted as legal advisor to GRIID.

About GRIID Infrastructure Inc.

GRIID (Cboe: GRDI) is a purpose-built bitcoin mining company, founded in 2018, that has operated mining facilities since 2019. GRIID has built long-term power relationships securing affordable, reliable, environmentally responsible power, enabling a vertically integrated self-mining business model with significant growth opportunity. Headquartered in Cincinnati, Ohio, GRIID operates a R&D Center in Austin, Texas and a Development, Deployment and Equipment Repair Center in Rutledge, Tennessee. Mining facilities are in Watertown, New York; Limestone, Maynardville and Lenoir City, Tennessee. To learn more, please visit www.griid.com.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or the Company’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including statements regarding GRIID’s growth and prospects, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by GRIID and its management, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in GRIID’s filings with the Securities and Exchange Commission, including the registration statement on Form S-4 filed by Adit EdTech in connection with the business combination, as well as factors associated with companies, such as GRIID, that are engaged in bitcoin mining, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; market acceptance of bitcoin; reliance on third parties, including utility providers, for the reliable and sufficient supply of electrical power to GRIID’s infrastructure; and the ability to stay in compliance with laws and regulations that currently apply or become applicable to bitcoin. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. GRIID expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in GRIID’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Cboe Canada has neither approved nor disapproved the contents of this press release and accepts no responsibility for the adequacy or accuracy of this release.

Media Contact:

Malory Van Guilder

Skyya PR

+1 651-335-0585

GRIID@skyya.com

Investor Contact:

Jim Golden

Collected Strategies

+1 646-354-7698

griid-cs@collectedstrategies.com

Company Contact:

Harry Sudock

GRIID Infrastructure

+1-615-854-7556

harry@griid.com